Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

FOURTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of March 2, 2010 (this “Amendment”) by and among AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company (the “Borrower”), AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation (“Holdings”), JPMorgan Chase Bank, N.A, as Administrative Agent and Collateral Agent, and the Lenders party hereto (which Lenders constitute, in the aggregate, the Required Lenders). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Holdings, the Borrower, certain Subsidiaries of the Borrower, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent are parties to that certain Credit and Guaranty Agreement dated as of December 6, 2007 (as amended from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendment.

The definition of “Creditable Excess Cash” in Section 1.01 of the Credit Agreement is hereby amended by replacing “the Credit Parties” with “Holdings and its Subsidiaries in conformity with GAAP”.

Section 2. Miscellaneous.

(a) This Amendment shall constitute a Credit Document.

(b) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(c) Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

(d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions shall have been satisfied (the date on which such conditions have been satisfied, the “Fourth Amendment Effective Date”):

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower and the Required Lenders; and

(b) The Administrative Agent shall have received all fees and expenses payable by the Borrower pursuant to Section 10.03(a) of the Credit Agreement (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) for which invoices have been submitted prior to the Fourth Amendment Effective Date.

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2

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

AMERICAN REPROGRAPHICS COMPANY, a Delaware corporation, as Holdings

By:	/s/ JONATHAN R. MATHER
Name: Jonathan R. Mather Title: Chief Financial Officer

AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company, as the Borrower

By:	/s/ JONATHAN R. MATHER
Name: Jonathan R. Mather Title: Chief Financial Officer

[Fourth Amendment to Credit and Guaranty Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ ANTHONY W. WHITE
Name: Anthony W. White Title: Vice President

[Fourth Amendment to Credit and Guaranty Agreement]

LENDERS:
Bank of America, N.A.
as a Revolving and Term Lender

	By:	/s/ TASNEEM A. EBRAHIM

Name: Tasneem A. Ebrahim Title: Senior Vice President

WELLS FARGO BANK, N.A. as a Revolving and Term Lender

By:	/s/ KEITH W. ENDERSEN

Name: Keith W. Endersen
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Revolving and Term Lender

By:	/s/ ANTHONY W. WHITE

Name: Anthony W. White Title: Vice President

WACHOVIA BANK, NATIONAL ASSOICATION as a Revolving and Term Lender

By:	/s/ TRAY JONES

Name: Tray Jones Title: Vice President

SCOTIABANC INC. as Term Lender

By:	/s/ H. THIND

Name: H. Thind Title: Director

THE BANK OF NOVA SCOTIA,. as a Revolving Lender

By:	/s/ PATRIK G. NORRIS

Name: Patrik G. Norris Title: Director

[Fourth Amendment to Credit and Guaranty Agreement]

COMPASS BANK, SUCCESSOR IN INTEREST TO GUARANTY BANK as a Revolving and Term Lender

By:	/s/ ANDREW WIDMER

Name: Andrew Widmer Title: Vice President

CITIBANK, N.A. as a Revolving and Term Lender

By:	/s/ RITA RAYCHAUDHURI

Name: Rita Raychaudhuri Title: Senior Vice President

UNION BANK, N.A., formerly known as Union Bank of California as a Revolving and Term Lender

By:	/s/ PETER THOMPSON

Name: Peter Thompson Title: Vice President

MANUFACTURERS BANK as a Revolving and Term Lender

By:	/s/ MAUREEN KELLY

Name: Maureen Kelly Title: Vice President

[Fourth Amendment to Credit and Guaranty Agreement]